UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 22, 2007

Headwaters Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-32459	87-0547337
(State or other jurisdiction)	(Commission	(I.R.S. Employer
of incorporation	File Number)	Identification Number)

10653 South River Front Parkway, Suite 300
South Jordan, UT	84095
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 984-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The purpose of this amendment is to replace in its entirety exhibit 10.1 previously filed.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Document Description
4.1*

Indenture related to the 2.50% Convertible Senior Subordinated Notes due 2014, dated as of January 22, 2007, between Headwaters Incorporated and Wells Fargo Bank, National Association, as trustee (including form of 2.50% Convertible Senior Subordinated Note due 2014).

4.2*

Registration Rights Agreement, dated as of January 22, 2007, among Headwaters Incorporated and J.P. Morgan Securities Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated, Canaccord Adams Inc., Stephens Inc. and Wedbush Morgan Securities Inc.

4.3*	Letter Agreement dated as of January 16, 2007, by and between Headwaters Incorporated and JPMorgan Chase Bank, National Association, London Branch.

4.4*	Letter Agreement dated as of January 16, 2007, by and between Headwaters Incorporated and JPMorgan Chase Bank, National Association, London Branch.

10.1

Purchase Agreement, dated January 16, 2007, among Headwaters Incorporated and J.P. Morgan Securities Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated, Canaccord Adams Inc., Stephens Inc. and Wedbush Morgan Securities Inc.

99.1*	Press release of Headwaters Incorporated dated as of January 22, 2007.

*Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEADWATERS INCORPORATED

Date: March 26, 2007	By:	/s/ Kirk A. Benson
	Name:	Kirk A. Benson
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document Description
4.1*

Indenture related to the 2.50% Convertible Senior Subordinated Notes due 2014, dated as of January 22, 2007, between Headwaters Incorporated and Wells Fargo Bank, National Association, as trustee (including form of 2.50% Convertible Senior Subordinated Note due 2014).

4.2*

Registration Rights Agreement, dated as of January 22, 2007, among Headwaters Incorporated and J.P. Morgan Securities Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated, Canaccord Adams Inc., Stephens Inc. and Wedbush Morgan Securities Inc.

4.3*	Letter Agreement dated as of January 16, 2007, by and between Headwaters Incorporated and JPMorgan Chase Bank, National Association, London Branch.

4.4*	Letter Agreement dated as of January 16, 2007, by and between Headwaters Incorporated and JPMorgan Chase Bank, National Association, London Branch.

10.1

Purchase Agreement, dated January 16, 2007, among Headwaters Incorporated and J.P. Morgan Securities Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated, Canaccord Adams Inc., Stephens Inc. and Wedbush Morgan Securities Inc.

99.1*	Press release of Headwaters Incorporated dated as of January 22, 2007.

*Previously filed.